UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K-A

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2004

                   Sunrise Real Estate Development Group, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                  --------------------------------------------
                 (State of other jurisdiction of incorporation)

                              000-32585 75-2513701
             ---------------------- -------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                      Suite 1502, No.333 ,Zhaojiabang Road
                              Shanghai, PRC 200031
               ----------------------------------------- --------
              (Address of Principal Executive Officers) (Zip Code)


                                86 (21) 64220505
              --------------------------------------------------
              Registrant's telephone number, including area code:


                       18 Fl.-2, No. 6, Sec. 4 Xinyi Road,
                                 Da-An District
                          Taipei City, Taiwan ROC, 106
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported under this Item 2.01 of its Form 8-K dated October 5, 2004 filed with the Commission, the registrant, Sunrise Real Estate Development Group, Inc. ("Sunrise"), LIN RAY YANG Enterprise Ltd., a British Virgin Islands company ("LRY") and Lin, Chi-Jung, an individual and agent for beneficial shareholders of LRY, i.e. Ace Develop Properties, Ltd. ("Ace Develop"), Planet Technology Corporation ("Planet") and Systems and Technology Corporation ("Systems"), closed the Exchange Agreement that provides for Sunrise's issue of ten (10) million shares of common stock to the beneficial shareholders, or their designees, in exchange for 100% of the outstanding capital stock of "LRY".

Also as reported under Item 2.01 of its Form 8-K dated October 5, 2004 filed with the Commission, Sunrise, the registrant, Sunrise Real Estate Development Group, Inc. a Cayman Islands company ("CY-SRRE") and Lin, Chi-Jung, an individual and agent for the beneficial shareholder of CY-SRRE, i.e. Ace Develop Properties, Ltd., closed the Exchange Agreement that provides for Sunrise's issue of five (5) million shares of common stock to the beneficial shareholder or its designees, in exchange for 100% of the outstanding capital stock of CY-SRRE.

Sunrise Real Estate Development Group Inc. ("Sunrise") is in the real estate brokerage, sales and real estate development business in Mainland China. We are new in the Mainland China's real estate market. Our ultimate goal is to be fully engaged in the real property development business. We are now a sales brokerage business with accumulated expertise in the areas of property sales & marketing, and in project and land evaluation. With experience and in-depth local market know-how, we are now ready to enter the property development sector, while at the same time maintaining our steady growth in the brokerage business.

I.  Corporate Structure
Sunrise operates through a tier of wholly owned subsidiaries. Sunrise owns all of the capital stock of Sunrise Real Estate Development Group, Inc., a Cayman Island corporation ("CY-SRRE") and LIN RAY YANG Enterprise Ltd., a British Virgin Islands company ("LRY"). Neither CY-SRRE nor LRY have operations but respectively conduct operations in Mainland China through wholly owned subsidiaries based in Shanghai, the People's Republic of China (the "PRC"). CY-SRRE operates through its wholly owned subsidiary, Shanghai Xin Ji Yang Real Estate consultation Co. Ltd ("Xin Ji Yang"). LRY operates through its wholly owned subsidiary, Shanghai Shang Yang Real Estate Consultation Co., Ltd. ("Shang Yang"). Xin Ji Yang is a property agency business earning commission revenue from marketing and sales service to property developers. Shang Yang is a property investment company, investing in and partnering with developers to whom they provide marketing services. Our corporate organizational table is as follows:

Xin Ji Yang was established in 2001 in Shanghai jointly by celebrity-turned-entrepreneur, Lin Chi Jung, and the founder of Taiwan's top property sales agency, Lin Chou Chin. Xin Ji Yang combined professional strengths from Taiwan and Mainland China and Hong Kong to venture into Mainland China's property marketing and sales brokerage sector.

Xin Ji Yang has fifty-six sales teams operating in fifteen provinces in the Mainland China. As of November 30, 2004, Xin Ji Yang has contracts to market and sell a total property area exceeding 10.69 million square meters. Xin Ji Yang is comprised of three major divisions: research and development, planning, and sales divisions. It has a total work force of 270 personnel including 30 Taiwanese expatriates.

Shang Yang was incorporated in March 2004 as a property development advisory company with the goal of becoming established in the land development business in Mainland China. Shang Yang identifies, evaluates and negotiates development projects. Shang Yang is comprised of professional project planning, investment evaluation and project marketing teams.

Shang Yang's first project is the development of a commercial building within the Suzhou Industrial Park, called the Sovereign Building. The Sovereign Building is a project developed by Suzhou Hui Long Real Estate Development Pte. Ltd. Shang Yang will underwrite the sale of all units within the project.


II. MANAGEMENT

Lin, Chi-Jung, Chairman of the Board and Chief Executive Officer.
-----------------------------------------------------------------
Mr. Lin, Chi-Jung founded Sunrise's main subsidiaries, Xin Ji Yang, in late 2001 and Shanghai Shang Yang Real Estate Consultation Co. Ltd., in 2004. Prior to establishing the property business. Before being an entreprenuer, he invested in the film and publishing industry. Mr. Lin started his career in the film industry and later became an celebrated veteran actor and is still a well known celebrity in the Chinese communities around the world, including Mainland China, Taiwan, North and South East Asia.

Lin, Chao Chin is the Managing Director of Xin Ji Yang.
-------------------------------------------------------
Lin Chao Chin is one of the co-founders of Xin Ji Yang. He brings with him 28 years of real estate industry experience, particularly in the areas of agency, property investment, and development services. Prior to starting his business in Mainland China, he co-founded Taipei Xin Lian Yang Property Co. Ltd. in Taiwan back in the early 80's, which grew to have contracted sales of NTD 120 Billion (approx. USD 3.4 billion) and 800 employees. In 2001 he joined Lin Chi-Jung to re-establish his career in Mainland China. Currently, Lin Chao Chin is managing the day-to-day business operation of Xin Ji Yang. Lin Chao Chin graduated from Taiwan Chung Yuan University with a Bachelors Degree in Business Administration.

Liu, Huan Zhang, Chief Operating Officer of Shang Yang.
-------------------------------------------------------
Liu, Huan Zhang is currently head of operations of Shang Yang. He works with the rest of Sunrise's nationwide team to identify and source development projects. Prior to joining Sunrise, Mr. Liu had 15 years of well-rounded professional experience in real estate investment and management. Some of the well-known companies that he served are: Tai Yi Construction Management Co. Ltd. Taiwan, and Pan Asia Estate Evaluation & Certification Ltd. Taiwan. Mr. Liu earned both his Bachelors Degree in Civil Engineering and Masters Degree in City Planning from Zhong Xing University, Taiwan.


III. Strategic Direction

Over the past three years, we have created a reputation as a successful foreign-based sales and marketing brokerage agency for many of the new development projects in Mainland China. With our accumulated expertise and experience, we plan to take a more aggressive role, selecting property developers with outstanding qualifications as our strategic partners. We will continue to build strength in the core services of design, planning, and marketing.

This Current Report contains a number of forward-looking statements concerning the current expectations as to future results of operations, future growth and future performance of Sunrise Real Estate Development Group, Inc. within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially depending on various factors including those set forth under the caption "Forward-Looking Statements" in the company's annual report on Form 10-KSB for the year ended December 31, 2003 and accordingly, should be read in conjunction with all of the company's SEC filings.



Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

     (i) Sunrise Real Estate Development Group,Inc. (a Cayman Islands company) Unaudited Consolidated Financial Statements, For the nine months ended September 30, 2004 and year ended December 31, 2003
     (ii) Shanghai Xin Ji Yang Real Estate Consultation Company Limited Audited Financial Statements For the years ended December 31, 2003 and 2002
     (iii)LIN RAY YANG Enterprise Ltd. Audited Consolidated Financial Statements For the period ended September 30, 2004


(b)  Pro forma financial information.

     Sunrise Real Estate Development Group, Inc. (the Registrant)
     Unaudited Pro-forma Condensed Consolidated Financial Statements For the Nine Months Ended September 30, 2004 and Year Ended December 31, 2003

     The consolidated financial statements and pro forma financial information pertaining to the registrant's acquisition of all of the capital stock of LRY and CY-SRRE are filed in this amendment to the Current Report on Form 8-K dated October 5, 2004.

(c)  Exhibits

     i. Exchange Agreement dated as of August 31, 2004 by and among LRY, Lin, Chi-Jung, as agent for the beneficial shareholders of such company, and the registrant, incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on September 8, 2004.
     ii. Exchange Agreement dated as of August 31, 2004 by and among CY-SRRE, Lin, Chi-Jung, as agent for the beneficial shareholder of such company, and the registrant, incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on September 8, 2004.

                   Sunrise Real Estate Development Group, Inc.
                   Unaudited Consolidated Financial Statements
                            For the nine months ended
                             September 30, 2004 and
                          Year ended December 31, 2003

              Index To Unaudited Consolidated Financial Statements






                                                                          Pages

Consolidated Balance Sheets                                                  1

Consolidated Statements of Operations                                        2

Consolidated Statements of Cash Flows                                        3

Notes to Unaudited Consolidated Financial Statements                       4 - 6

                   Sunrise Real Estate Development Group, Inc.

                           Consolidated Balance Sheets

(Expressed in US Dollars)

                                                     September 30,  December 31,
                                                           2004          2003
                                                       ----------    ----------
                                                       (Unaudited)   (Unaudited)
ASSETS

Current assets
  Cash and cash equivalents                            $  281,944    $1,279,759
  Accounts receivable                                   1,786,046       348,528
  Promissory deposits                                     368,508        36,247
  Other receivables and deposits (Note 2)                 571,385       102,549
  Amount due from related party                           135,326          --
  Amount due from director                                191,638          --
                                                       ----------    ----------

  Total current assets                                  3,334,847     1,767,083

Plant and equipment - net                                 421,382       200,241
                                                       ----------    ----------

Total assets                                           $3,756,229    $1,967,324
                                                       ----------    ----------
                                                       ----------    ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable                                     $   72,022    $  120,632
  Customer deposits                                          --          22,451
  Other payables and accrued expenses (Note 3)            347,476       154,238
  Other tax payable (Note 4)                               89,911        17,698
  Income tax payable (Note 5)                             285,040       117,184
  Dividend payable                                           --         543,708
                                                       ----------    ----------

  Total current liabilities                               794,449       975,911
                                                       ----------    ----------
                                                       ----------    ----------

Commitments and contingencies                                --            --

Minority interest                                            --            --

Stockholders' equity
  Common stock                                            350,000       350,000
  Statutory reserve (Note 6)                              211,008       143,163
  Retained earnings                                     2,400,772       498,250
                                                       ----------    ----------

  Total stockholders' equity                            2,961,780       991,413
                                                       ----------    ----------

Total liabilities and stockholders' equity             $3,756,229    $1,967,324
                                                       ----------    ----------
                                                       ----------    ----------





                 See accompanying notes to financial statements.

                   Sunrise Real Estate Development Group, Inc.

                      Consolidated Statements of Operations

(Expressed in US Dollars)


                                                        Nine Months Ended
                                                           September 30,
                                                        2004           2003
                                                     -----------    -----------

(Unaudited) (Unaudited)

Net revenue                                          $ 6,104,804    $ 3,708,903

Cost of revenue                                       (2,319,358)    (1,500,720)
                                                     -----------    -----------
Gross profit                                           3,785,446      2,208,183

Operating expenses                                      (770,452)      (505,732)

General and administrative expenses                     (784,426)      (457,925)
                                                     -----------    -----------
Operating profit                                       2,230,568      1,244,526

Interest income                                            6,980          2,184

Other income, net                                         50,508         10,632
                                                     -----------    -----------
Profit before income tax and minority interest         2,288,056      1,257,342

Income tax (Note 5)                                     (329,756)      (121,954)
                                                     -----------    -----------
Profit before minority interest                        1,958,300      1,135,388

Minority interest                                         12,083           --
                                                     -----------    -----------
Net profit                                           $ 1,970,383    $ 1,135,388
                                                     -----------    -----------
                                                     -----------    -----------





                 See accompanying notes to financial statements.




                   Sunrise Real Estate Development Group, Inc.
                      Consolidated Statements of Cash Flows
                Increase/(Decrease) in Cash and Cash Equivalents

(Expressed in US Dollars)

                                                                 Nine Months Ended
                                                                   September 30,
                                                                2004           2003
                                                            -----------    -----------
                                                            (Unaudited)    (Unaudited)
Cash flows from operating activities
  Net income                                                $ 1,970,383    $ 1,135,388
  Adjustments to reconcile net income to
      net cash (used in)/provided by operating activities
  Depreciation of plant and equipment                             8,711         19,648
  Change in:
     Accounts receivable                                     (1,437,518)       125,573
     Promissory deposits                                       (332,261)          --
     Other receivables and deposits                            (468,852)      (106,177)
     Amount due from related party                             (135,326)         8,272
     Amount due from director                                  (191,638)          --
     Accounts payable                                           (48,610)        93,420
     Customer deposits                                          (22,451)          --
     Other payables and accrued expenses                        193,238         (8,595)
     Other tax payable                                           72,213         (4,624)
     Income tax payable                                         167,856         75,653
                                                            -----------    -----------

Net cash (used in)/provided by operating activities            (224,255)     1,338,558
                                                            -----------    -----------
Cash flows from investing activities
  Acquisition of plant and equipment                           (229,852)       (96,433)
                                                            -----------    -----------

Net cash used in investing activities                          (229,852)       (96,433)
                                                            -----------    -----------
Cash flows from financing activities
  Dividends paid                                               (543,708)          --
  Repayments to directors                                          --         (233,008)
                                                            -----------    -----------

Net cash used in financing activities                          (543,708)      (233,008)
                                                            -----------    -----------

Net (decrease)/increase in cash and cash equivalents           (997,815)     1,009,117

Cash and cash equivalents at beginning of period              1,279,759        253,210
                                                            -----------    -----------

Cash and cash equivalents at end of period                  $   281,944    $ 1,262,327
                                                            -----------    -----------
                                                            -----------    -----------
Supplemental disclosure of cash flow information
  Cash paid during the period:
    Income tax paid                                             161,899         55,753



                 See accompanying notes to financial statements

Sunrise Real Estate Development Group, Inc.

              Notes to Unaudited Consolidated Financial Statements

(Expressed in US Dollars)


The financial information, included in this report, has been prepared by Sunrise Real Estate Development Group, Inc. ("CY-SRRE"), a company established in the Cayman Islands, without audit. In the opinion of management, the financial information included in this report contains all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the result for the interim period. The result shown for interim period is not necessarily indicative of the results to be expected for the full year.

The following notes to financial statements have been condensed and, therefore, do not contain all disclosures required in connection with annual financial statements. Reference should be made to the notes to the audited financial statements of CY-SRRE's wholly owned subsidiary, Shanghai Xin Ji Yang Real Estate Consultation Company Limited, for the years ended December 31, 2003 and 2002 contained with this filing.


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

CY-SRRE was established in the Cayman Islands on April 30, 2004 as a limited liability company. CY-SRRE was wholly owned by Ace Develop Properties Limited, of which Lin Chi-Jung, an individual, is the principal and controlling shareholder. Shanghai Xin Ji Yang Real Estate Consultation Company Limited ("SHXJY") was established in the People's Republic of China (the "PRC") on August 14, 2001 as a limited liability company. SHXJY was originally owned by a Taiwanese company, of which the principal and controlling shareholder was Lin Chi-Jung. On June 8, 2004, all the fully paid up capital of SHXJY was transferred to CY-SRRE. On June 25, 2004 SHXJY and two individuals established a subsidiary, namely, Suzhou Xin Ji Yang Real Estate Consultation Company Limited ("SZXJY") in the PRC. SHXJY holds 90% of equity interest in SZXJY.

The transfer of SHXJY from the Taiwanese company to CY-SRRE was a reorganization as there was no change in the principal and controlling shareholder of CY-SRRE. Financial positions as of September 30, 2004 and operating results for the nine months ended September 30, 2004 were the combination of CY-SRRE and SHXJY; financial positions as of December 31, 2003 and operating results for the nine months ended September 30, 2003 were those of SHXJY only as CY-SRRE was not incorporated until April 30, 2004.

The principal activity of CY-SRRE is investment holding. SHXJY and SZXJY commenced operations in November 2001 and June 2004 respectively. The principal activities of SHXJY and SZXJY are the provision of property brokerage and real estate marketing services in Mainland China. SHXJY and SZXJY have been granted a twenty years operation period which can be extended with approvals from relevant PRC authorities.


NOTE 2 - OTHER RECEIVABLES AND DEPOSITS

                                                   September 30,   December 31,
                                                        2004           2003
                                                      --------       --------

Other receivables                                     $503,158       $ 16,542
Advances to staff                                       42,165         24,341
Rental deposits                                         25,410         24,539
Other deposits                                             652         37,127
                                                      --------       --------
                                                      $571,385       $102,549
                                                      --------       --------
                                                      --------       --------

                   Sunrise Real Estate Development Group, Inc.

              Notes to Unaudited Consolidated Financial Statements

(Expressed in US Dollars)


NOTE 3 - OTHER PAYABLES AND ACCRUED EXPENSES

                                                      September 30, December 31,
                                                          2004          2003
                                                        --------      --------

Other payables                                          $125,003      $ 56,967
Accrued commission                                       218,173        59,336
Other accrued expenses                                     4,300        37,935
                                                        --------      --------

                                                        $347,476      $154,238
                                                        --------      --------
                                                        --------      --------

NOTE 4 - OTHER TAX PAYABLE

Other tax payable represents business tax which is charged at a rate of 5% on the revenue from services.


NOTE 5 - INCOME TAX

According to the relevant PRC tax rules and regulations, SHXJY which is a company registered in Shanghai Pudong Development Zone is entitled to an Enterprise Income Tax ("EIT") rate of 15%.

According to the relevant PRC tax rules and regulations, SZXJY is subject to an applicable EIT rate of 33%.

Income tax represents current PRC income tax which is calculated at the statutory income tax rate on the assessable income for the nine months ended September 30, 2004 and 2003.

The difference between the statutory rate and the effective rate relates principally to nondeductible expenses and nontaxable income.


NOTE 6 - STATUTORY RESERVE

According to the relevant enterprises regulations in the PRC, a PRC company is required to transfer at least 10% of its profit after taxation, as determined under accounting principles generally accepted in the PRC, to the statutory reserve until the balance reaches 50% of its registered capital. The statutory reserve can be used to make good losses and to increase the capital of the relevant company.

          Shanghai Xin Ji Yang Real Estate Consultation Company Limited
                          Audited Financial Statements
                               For the years ended
                           December 31, 2003 and 2002

                          Index To Financial Statements

                                                                          Pages

Report of Independent Auditors                                              1

Balance Sheets                                                              2

Statements of Operations                                                    3

Statements of Owners' Equity                                                4

Statements of Cash Flows                                                    5

Notes to Financial Statements                                             6 - 12

Report of Independent Registered Public Accounting Firm




To the Board of Directors of
Shanghai Xin Ji Yang Real Estate Consultation Company Limited


We have audited the accompanying balance sheets of Shanghai Xin Ji Yang Real Estate Consultation Company Limited as of December 31, 2003 and 2002, and the related statements of operations, owners' equity and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanghai Xin Ji Yang Real Estate Consultation Company Limited as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years ended December 31, 2003 and 2002, in conformity with U.S. generally accepted accounting principles.




BDO McCabe Lo & Company
Certified Public Accountants


Hong Kong, July 7, 2004

          Shanghai Xin Ji Yang Real Estate Consultation Company Limited

                                 Balance Sheets

(Expressed in Renminbi)





                                                 December 31,   December 31,
                                                    2003           2002
                                                 ----------     ----------
                                                    RMB             RMB
ASSETS

Current assets
  Cash and cash equivalents                      10,591,923      2,095,716
  Accounts receivable (Note 3)                    2,884,591        763,016
  Other receivables and deposits (Note 4)         1,148,742        757,990
  Amount due from related company (Note 5)             --           68,465
                                                 ----------     ----------

  Total current assets                           14,625,256      3,685,187

Plant and equipment - net (Note 6)                1,657,298      1,004,235
                                                 ----------     ----------

Total assets                                     16,282,554      4,689,422
                                                 ----------     ----------
                                                 ----------     ----------

LIABILITIES AND OWNERS' EQUITY

Current liabilities
  Accounts payable                                  998,414         25,000
  Customer deposits                                 185,813           --
  Other payables and accrued expenses (Note 7)    1,276,552        328,061
  Amounts due to directors (Note 5)                    --        1,928,512
  Income tax payable (Note 8)                       969,871        232,468
  Other tax payable (Note 9)                        146,478         38,268
  Dividend payable                                4,500,000           --
                                                 ----------     ----------

  Total current liabilities                       8,077,128      2,552,309
                                                 ----------     ----------

Commitments and contingencies (Note 10)                --             --

Owners' equity
  Registered capital                              2,896,844      2,896,844
  Statutory reserve (Note 11)                     1,184,892        110,409
  Retained earnings/(accumulated losses)          4,123,690       (870,140)
                                                 ----------     ----------

  Total owners' equity                            8,205,426      2,137,113
                                                 ----------     ----------

Total liabilities and owners' equity             16,282,554      4,689,422
                                                 ----------     ----------
                                                 ----------     ----------


                See accompanying notes to financial statements.

          Shanghai Xin Ji Yang Real Estate Consultation Company Limited

                            Statements of Operations

(Expressed in Renminbi)



                                                   Year ended       Year ended
                                                  December 31,      December 31,
                                                      2003              2002
                                                  -----------       -----------
                                                      RMB               RMB

Net revenue                                        43,844,113        14,317,163

Cost of revenue                                   (19,295,167)       (6,019,712)
                                                  -----------       -----------

Gross profit                                       24,548,946         8,297,451

Operating expenses                                 (6,251,352)       (3,617,810)

General and administrative expenses                (5,876,286)       (3,113,017)
                                                  -----------       -----------

Operating profit                                   12,421,308         1,566,624

Interest income                                        23,660             2,729

Other income, net                                     102,570              --
                                                  -----------       -----------

Profit before income tax                           12,547,538         1,569,353

Income tax (Note 8)                                (1,979,225)         (232,468)
                                                  -----------       -----------

Net profit                                         10,568,313         1,336,885
                                                  -----------       -----------
                                                  -----------       -----------



                See accompanying notes to financial statements.



          Shanghai Xin Ji Yang Real Estate Consultation Company Limited

                          Statements of Owners' Equity

(Expressed in Renminbi)




                                                          Retained         Total
                                                          Earnings/       Owners'
                              Registered    Statutory   (Accumulated      Equity/
                               Capital       Reserve       Losses)       (Deficit)
                             -----------   -----------   -----------    -----------
                                 RMB           RMB           RMB            RMB

Balance, 1 January 2002        1,655,355          --      (2,096,616)      (441,261)

Capital contribution           1,241,489          --            --        1,241,489

Net profit                          --            --       1,336,885      1,336,885

Transfer between reserves           --         110,409      (110,409)          --
                             -----------   -----------   -----------    -----------

Balance, December 31, 2002     2,896,844       110,409      (870,140)     2,137,113

Net profit                          --            --      10,568,313     10,568,313

Transfer between reserves           --       1,074,483    (1,074,483)          --

Dividend declared                   --            --      (4,500,000)    (4,500,000)
                             -----------   -----------   -----------    -----------

Balance, December 31, 2003     2,896,844     1,184,892     4,123,690      8,205,426
                             -----------   -----------   -----------    -----------
                             -----------   -----------   -----------    -----------


                See accompanying notes to financial statements.




          Shanghai Xin Ji Yang Real Estate Consultation Company Limited
                            Statements of Cash Flows
                Increase/(Decrease) in Cash and Cash Equivalents

(Expressed in Renminbi)

                                                             Years Ended December 31,
                                                                2003           2002
                                                            -----------    -----------
                                                                 RMB            RMB
Cash flows from operating activities
  Net income                                                 10,568,313      1,336,885
  Adjustments to reconcile net income to
      net cash provided by/(used in) operating activities
  Depreciation of plant and equipment                           241,616         38,153
  Change in:
     Accounts receivable                                     (2,121,575)      (763,016)
     Other receivables and deposits                            (390,752)      (353,707)
     Amount due from related company                             68,465        (68,465)
     Accounts payable                                           973,414         25,000
     Customer deposits                                          185,813           --
     Other payables and accrued expenses                        948,491        232,459
     Income tax payable                                         737,403        232,468
     Other tax payable                                          108,210         38,268
                                                            -----------    -----------

Net cash provided by operating activities                    11,319,398        718,045
                                                            -----------    -----------

Cash flows from investing activities
Acquisition of plant and equipment                             (894,679)      (838,379)
                                                            -----------    -----------

Net cash used in investing activities                          (894,679)      (838,379)
                                                            -----------    -----------

Cash flows from financing activities
Capital contribution                                               --        1,241,489
(Repayments to)/Advances from directors                      (1,928,512)       968,580
                                                            -----------    -----------

Net cash provided by/(used in) financing activities          (1,928,512)     2,210,069
                                                            -----------    -----------

Net increase in cash and cash equivalents                     8,496,207      2,089,735

Cash and cash equivalents at beginning of year                2,095,716          5,981
                                                            -----------    -----------

Cash and cash equivalents at end of year                     10,591,923      2,095,716
                                                            -----------    -----------

Supplemental disclosure of cash flow information
Cash paid during the year:
    Income tax paid                                           1,241,822           --
  Non-cash activities:
    Accrued dividend                                          4,500,000           --




                 See accompanying notes to financial statements

                              Shanghai Xin Ji Yang
                    Real Estate Consultation Company Limited

                          Notes to Financial Statements

(Expressed in Renminbi)


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Shanghai Xin Ji Yang Real Estate Consultation Company Limited (the "Company") was established in the People's Republic of China (the "PRC") on 14 August 2001 as a limited liability company. The Company's registered and fully paid up capital is RMB2,896,844 (US$ 350,000). The Company was originally wholly owned by a Taiwan company. On June 8, 2004, all the fully paid up capital was transferred to Sunrise Real Estate Development Group, Inc., a company incorporated in the Cayman Islands.

The Company commenced operations in November 2001. The Company provides property brokering services and real estate marketing services in Mainland China. The Company has been granted a twenty years operation period which can be extended with approvals from relevant PRC authorities.


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.


Foreign Currency Translation and Transactions

The functional currency and the financial records are maintained and the financial statements prepared in Renminbi (RMB).


Foreign currency transactions during the year are translated into RMB at the exchange rates ruling at the transaction dates. Gain and loss resulting from foreign currency transactions are included in the statement of operations. When assets and liabilities denominated in foreign currencies at the date of balance sheet are translated into RMB at the market rates of exchange ruling at that date. All exchange differences are dealt with in the statements of operations. At the balance sheet dates, US dollar was translated into RMB at 8.28.


Revenue Recognition

Agency commission revenue from property brokerage and marketing services is recognised when the property developer and the buyer complete a property sales transaction, which is normally at the time when the property developer receives from the buyer a portion of the sales proceeds in accordance with the terms of the relevant property sales agreement.


Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

                              Shanghai Xin Ji Yang
                    Real Estate Consultation Company Limited

                          Notes to Financial Statements

(Expressed in Renminbi)


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - Continued

Plant, Equipment and Depreciation

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:

                                                             Estimated Useful
                                                              Life (in years)
                                                             -----------------

Furniture and fixtures                                               10
Computer and office equipment                                         5
Motor vehicles                                                        5

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

Advertising Costs

All advertising costs incurred in the promotion of the Company are expensed as incurred. Advertising expenses were RMB144,568 and RMB Nil for 2003 and 2002 respectively.

Long-lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company measures fair value based on quoted market prices or based on discounted estimates of future cash flows.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109 "Accounting for Income Taxes". Under SFAS No. 109, deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

                              Shanghai Xin Ji Yang
                    Real Estate Consultation Company Limited

                          Notes to Financial Statements

(Expressed in Renminbi)


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - Continued

Use of Estimates
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair Values of Financial Instruments
The carrying amount of the Company's cash and cash equivalents approximate their fair value due to the short maturity of those instruments. The carrying value of receivables and payables approximated their fair value based on their short-term maturities.

Allowance for Doubtful Accounts
The Company records an allowance for doubtful accounts based on specifically identified amounts that the Company believes to be uncollectible. The Company has a limited number of customers with individually large amounts due at any given balance sheet date. Any unanticipated change in one of those customer's credit worthiness or other matters affecting the collectibility of amounts due from such customers, could have a material affect on the results of operations in the period in which such changes or events occur. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.


NOTE 3 - ACCOUNTS RECEIVABLES AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable are customer obligations due under normal trade terms. The Company performs continuing credit evaluations of the customers' financial condition and the Company generally does not require collateral.

Senior management reviews accounts receivable from time to time to determine if any receivables will potentially be uncollectible. The Company includes any account receivable balances that are determined to be uncollectible in the allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available to the Company, for the year ended December 31, 2003, account receivable balances of RMB221,096 (2002: Nil) were written off against the allowance. As of December 31, 2003 and 2002, there was no balance of allowance for doubtful accounts.

                              Shanghai Xin Ji Yang
                    Real Estate Consultation Company Limited

                          Notes to Financial Statements

(Expressed in Renminbi)


NOTE 4 - OTHER RECEIVABLES AND DEPOSITS

                                                    December 31,   December 31,
                                                       2003           2002
                                                     ---------      ---------
                                                        RMB            RMB

Other receivables                                      436,779        226,571
Advances to staff                                      201,463         72,790
Rental deposits                                        203,100        194,700
Other deposits                                         307,400        263,929
                                                     ---------      ---------

                                                     1,148,742        757,990
                                                     ---------      ---------


NOTE 5 - RELATED PARTY

A related party is an entity that can control or significantly influence the management or operating policies of another entity to the extent one of the entities may be prevented from pursuing its own interests. A related party may also be any party the entity deals with that can exercise that control.

Amount due from related company

As of December 31, 2002, amount due from a related company represented commission receivable. The balance was fully settled in 2003. This company was considered a related party as an entity under common control with the Company.

Amounts due to directors

Amounts due to directors represented cash advances from two directors of the Company for short term financing purposes. The amounts due to directors did not bear any interest and were fully repaid in the year 2003.

Related Party Transactions

                                                   December 31,   December 31,
                                                       2003          2002
                                                    ----------     ---------
                                                       RMB            RMB

Property brokering commission charged
to a related company                                      --          68,465
                                                    ----------     ---------

                              Shanghai Xin Ji Yang
                    Real Estate Consultation Company Limited

                          Notes to Financial Statements

(Expressed in Renminbi)


NOTE 6 - PLANT AND EQUIPMENT, NET

                                                     December 31,  December 31,
                                                         2003          2002
                                                      ----------    ----------
                                                         RMB           RMB

Furniture and fixtures                                   256,535       217,377
Computer and office equipment                            469,712       176,354
Motor vehicles                                         1,210,820       648,657
                                                      ----------    ----------

                                                       1,937,067     1,042,388
Less: Accumulated depreciation                          (279,769)      (38,153)
                                                      ----------    ----------

                                                       1,657,298     1,004,235
                                                      ----------    ----------
                                                      ----------    ----------

NOTE 7 - OTHER PAYABLES AND ACCRUED EXPENSES

                                                    December 31,   December 31,
                                                         2003           2002
                                                      ---------      ---------
                                                         RMB            RMB

Other payables                                          471,491        327,870
Accrued commission                                      491,097           --
Other accrued expenses                                  313,964            191
                                                      ---------      ---------

                                                      1,276,552        288,096
                                                      ---------      ---------
                                                      ---------      ---------


NOTE 8 - INCOME TAX

According to the relevant PRC tax rules and regulations, the Company which is a company registered in Shanghai Pudong Development Zone is entitled to an Enterprise Income Tax ("EIT") rate of 15%.

Income tax represents current PRC income tax which is calculated at the statutory income tax rate on the assessable income for the year ended December 31, 2003 and 2002.

The difference between the statutory rate and the effective rate relates principally to nondeductible expenses and nontaxable income.

Reconciliation between the statutory EIT rate and the effective tax rate for operation of the periods presented:

                                                    December 31,   December 31,
                                                         2003           2002
                                                      ---------      ---------

EIT statutory rate                                          15%            15%
Permanent differences                                        1%           --
                                                      ---------      ---------
Effective EIT rate                                          16%            15%
                                                           --             --
                                                      ---------      ---------
                                                      ---------      ---------

                              Shanghai Xin Ji Yang
                    Real Estate Consultation Company Limited

                          Notes to Financial Statements

(Expressed in Renminbi)


The provision for income tax consisted of:

                                                     December 31,   December 31,
                                                         2003           2002
                                                      ---------      ---------
                                                         RMB            RMB

Current PRC corporate income tax                      1,979,225        232,468
Deferred tax                                               --             --
                                                      ---------      ---------

Provision for income tax                              1,979,225        232,468
                                                      ---------      ---------
                                                      ---------      ---------


NOTE 9 - OTHER TAX PAYABLE

Other tax payable represents business tax which is charged at a rate of 5% on the revenue from services.


NOTE 10 - COMMITMENTS AND CONTINGENCIES

Operating Lease Commitment

During the years ended December 31, 2003 and 2002, the Company incurred lease expenses amounting to RMB1,539,681 and RMB1,000,500 respectively. As of December 31, 2003 and 2002, the Company had commitments under operating leases, requiring annual minimum rentals as follows:



                                                                   December 31,
                                                                       2003
                                                                    ----------
                                                                       RMB

January 1, 2004 to December 31, 2004                                   411,765
January 1, 2005 to December 31, 2005                                    73,811
                                                                    ----------
                                                                       485,576
                                                                    ----------
                                                                    ----------


NOTE 11 - STATUTORY RESERVE

According to the relevant enterprises regulations in the PRC, a PRC company is required to transfer a least 10% of its profit after taxation, as determined under accounting principles generally accepted in the PRC, to the statutory reserve until the balance reaches 50% of its registered capital. The statutory reserve can be used to make good losses and to increase the capital of the relevant company.

                              Shanghai Xin Ji Yang
                    Real Estate Consultation Company Limited

                          Notes to Financial Statements

(Expressed in Renminbi)


NOTE 12 - CONCENTRATION OF CUSTOMERS

During the years ended December 31, 2003 and 2002, the following customers accounted for more than 10% of total net revenue:



                                                          Percentage of
                   Percentage of Net Sales              Accounts Receivable
                   Years Ended December 31,          Years Ended December 31,
                      2003          2002                2003          2002
                  -----------   -----------         ------------   ----------

Customer A            18%           40%                 *              *
Customer B            15%            *                 31%             *
Customer C            14%           18%                 *              *
Customer D            10%            *                 44%             *
Customer E             *            10%                 *             19%

* less than 10%

                          LIN RAY YANG Enterprise Ltd.
                    Audited Consolidated Financial Statements
                  For the nine months ended September 30, 2004

                   Index To Consolidated Financial Statements






                                                                          Pages

Report of Independent Auditors                                              1

Consolidated Balance Sheet                                                  2

Consolidated Statement of Operations                                        3

Consolidated Statement of Stockholders' Equity                              4

Consolidated Statement of Cash Flows                                        5

Notes to Consolidated Financial Statements                                6 - 11

             Report of Independent Registered Public Accounting Firm



To the Board of Directors of
LIN RAY YANG Enterprise Ltd.


We have audited the accompanying consolidated balance sheet of LIN RAY YANG Enterprise Ltd. as of September 30, 2004, and the related consolidated statement of operations, stockholders' equity and cash flows for the nine months ended September 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LIN RAY YANG Enterprise Ltd. as of September 30, 2004 and the results of its consolidated operations and cash flows for the nine months ended September 30, 2004, in conformity with U.S. generally accepted accounting principles.









BDO McCabe Lo & Company
Certified Public Accountants


Hong Kong, March 21, 2005

                          LIN RAY YANG Enterprise Ltd.

                           Consolidated Balance Sheet

(Expressed in US Dollars)

                                                                   September 30,
                                                                       2004
                                                                    -----------

ASSETS

Current assets
  Cash and cash equivalents                                         $   847,320
  Promissory deposit (Note 3)                                         2,416,451
  Other receivables and deposits (Note 4)                                20,253
                                                                    -----------
  Total current assets                                                3,284,024

Plant and equipment - net (Note 5)                                       65,749
                                                                    -----------
Total assets                                                        $ 3,349,773
                                                                    -----------
                                                                    -----------

LIABILITIES AND STOCKHOLDER' EQUITY

Current liabilities
  Promissory note payable (Note 6)                                  $ 1,000,000
  Venture deposits (Note 7)                                             857,840
  Other payables and accrued expenses                                    68,844
  Amount due to director (Note 8)                                        72,147
                                                                    -----------
  Total current liabilities                                           1,998,831
                                                                    -----------
                                                                    -----------

Commitments and contingencies (Note 10)                                    --

Stockholders' equity
  Common stock                                                        2,000,000
  Accumulated losses                                                   (649,058)
                                                                    -----------
  Total stockholders' equity                                          1,350,942
                                                                    -----------

Total liabilities and stockholders' equity                          $ 3,349,773
                                                                    -----------
                                                                    -----------











                See accompanying notes to financial statements.

                          LIN RAY YANG Enterprise Ltd.

                      Consolidated Statement of Operations

(Expressed in US Dollars)



                                                             Nine Months Ended
                                                                September 30,
                                                                    2004
                                                                  ---------


Net revenue                                                            --

Operating expenses                                                $(312,681)

General and administrative expenses                                (315,325)
                                                                  ---------

Operating loss                                                     (628,006)

Interest income                                                       3,948

Finance expenses                                                    (25,000)
                                                                  ---------

Loss before income tax                                             (649,058)

Income tax (Note 9)                                                    --
                                                                  ---------

Net loss                                                          $(649,058)
                                                                  ---------
                                                                  ---------











                See accompanying notes to financial statements.

                          LIN RAY YANG Enterprise Ltd.

                 Consolidated Statement of Stockholders' Equity

(Expressed in US Dollars)





                                                                       Total
                                         Common      Accumulated   Stockholders'
                                          Stock         Losses        Equity
                                       -----------   -----------    -----------


Balance, January 1, 2004               $      --     $      --      $      --

Capital contribution                     2,000,000          --        2,000,000

Net loss                                      --        (649,058)      (649,058)
                                       -----------   -----------    -----------

Balance, September 30, 2004            $ 2,000,000   $  (649,058)   $ 1,350,942
                                       -----------   -----------    -----------

        LIN RAY YANG Enterprise Ltd. Consolidated Statement of Cash Flows
                      Increase in Cash and Cash Equivalents

(Expressed in US Dollars)

                                                                    Nine Months
                                                                       Ended
                                                                   September 30,
                                                                       2004
                                                                    -----------

Cash flows from operating activities
  Net loss                                                          $  (649,058)
  Adjustments to reconcile net loss to
    net cash used in operating activities
  Depreciation of plant and equipment                                     3,397
  Change in:
      Promissory deposit                                             (2,416,451)
      Other receivables and deposits                                    (20,253)
      Venture deposits                                                  857,840
      Other payables and accrued expenses                                68,844
      Amount due to director                                             72,147
                                                                    -----------
Net cash used in operating activities                                (2,083,534)
                                                                    -----------
Cash flows from investing activities
  Acquisition of plant and equipment                                    (69,146)
                                                                    -----------
Net cash used in investing activities                                   (69,146)
                                                                    -----------

Cash flows from financing activities
  Increase in promissory note payable                                 1,000,000
  Capital contribution                                                2,000,000
                                                                    -----------
Net cash provided by financing activities                             3,000,000
                                                                    -----------
Net increase in cash and cash equivalents                               847,320

Cash and cash equivalents at beginning of period                           --
                                                                    -----------
Cash and cash equivalents at end of period                              847,320
                                                                    -----------
                                                                    -----------





                See accompanying notes to financial statements.

                          LIN RAY YANG Enterprise Ltd.

                   Notes to Consolidated Financial Statements

(Expressed in US Dollars)


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

LIN RAY YANG Enterprise Ltd. ("LRY") was established in the British Virgin Islands on November 13, 2003 as a limited liability company. LRY was owned by Ace Develop Properties Limited ("Ace Develop"), Planet Technology Corporation ("Planet") and Systems & Technology Corporation ("Systems"). The fiscal year end of LRY is December 31. LRY has not commenced operation until February 5, 2004. Therefore, no audited financial statements as of December 31, 2003 have been prepared. On February 5, 2004, LRY established a wholly owned subsidiary, Shanghai Shangyang Real Estate Consultation Company Limited ("SHSY") in the People's Republic of China (the "PRC") as a limited liability company. SHSY's registered and fully paid up capital are $5,200,000 and $3,000,385 respectively.

The principal activity of LRY is investment holding. SHSY commenced operations in February 2004; however, no revenue was generated during the period.The principal activity of SHSY is the provision of property broking services in Mainland China. SHSY has been granted a twenty years operation period which can be extended with approvals from relevant PRC authorities.

LRY and its wholly owned subsidiary, SHSY, are collectively referred to as "the Company" thereafter.

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

Basis of Accounting and Principles of Consolidation

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America and present the financial statements of LRY and its wholly owned subsidiary, SHSY. All material inter-company transactions have been eliminated.


Foreign Currency Translation and Transactions

The functional currency of LRY is US$ and the financial records are maintained and the financial statements prepared in US$. The functional currency of SHSY is Renminbi (RMB) and the financial records are maintained and the financial statements prepared in RMB.


Foreign currency transactions during the period are translated into each company's denominated currency at the exchange rates ruling at the transaction dates. Gain and loss resulting from foreign currency transactions are included in the consolidated statement of operations. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated into each company's denominated currency at period end exchange rates. All exchange differences are dealt with in the consolidated statements of operations.

For the purpose of preparing the Company's consolidated financial statements, the financial statements in RMB have been translated into United States Dollars at US$1.00 = RMB8.28, translation adjustments would be included as a component of stockholders' equity.

Exchange rate between US$ and RMB is fairly stable during the period presented. The rate ruling as of September 30, 2004 is US$1: RMB8.28. Due to the stability of the exchange rate, there were no net adjustments in stockholders' equity.

                          LIN RAY YANG Enterprise Ltd.

                 Consolidated Statement of Stockholders' Equity

(Expressed in US Dollars)


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - Continued

Revenue Recognition

Agency commission revenue from property broking and marketing services is recognised when the property developer and the buyer complete a property sales transaction, which is normally at the time when the property developer receives from the buyer a portion of the sales proceeds in accordance with the terms of the relevant property sales agreement. No revenue was generated during the period.



Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

Plant, Equipment and Depreciation

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:

                                                              Estimated Useful
                                                               Life (in years)
                                                            --------------------

Furniture and fixtures                                              5
Computer and office equipment                                       5
Motor vehicles                                                      5

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

Advertising Costs

All advertising costs incurred in the promotion of the Company's real estate projects are expensed as incurred. Advertising expenses were $262,780 for the period.

Long-lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company measures fair value based on quoted market prices or based on discounted estimates of future cash flows.

                          LIN RAY YANG Enterprise Ltd.

                 Consolidated Statement of Stockholders' Equity

(Expressed in US Dollars)


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - Continued

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109 "Accounting for Income Taxes". Under SFAS No. 109, deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair Values of Financial Instruments

The carrying amount of the Company's cash and cash equivalents approximate their fair value due to the short maturity of those instruments. The carrying value of receivables and payables approximated their fair value based on their short-term maturities.

Allowance for Doubtful Accounts

The Company records an allowance for doubtful accounts based on specifically identified amounts that the Company believes to be uncollectible. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.


NOTE 3 - PROMISSORY DEPOSIT

SHSY entered into a property underwriting agreement (the "Property Underwriting Agreement") with a property developer in Suzhou, the PRC, to act as its sole distribution agent for a commercial building under development in Suzhou (the "Suzhou Property Underwriting Project"). According to the Property Underwriting Agreement, a promissory deposit of US$2,416,451 (equivalent to RMB20,000,000) is required to place to the property developer until all the properties are sold within the underwriting period from September 26, 2004 to November 25, 2005.

                          LIN RAY YANG Enterprise Ltd.

                 Consolidated Statement of Stockholders' Equity

(Expressed in US Dollars)


NOTE 4 - OTHER RECEIVABLES AND DEPOSITS
                                                                   September 30,
                                                                       2004
                                                                     --------

Advances to staff                                                    $    181
Rental deposits                                                        16,371
Other deposits                                                          3,701
                                                                     --------

                                                                     $ 20,253
                                                                     --------
                                                                     --------

NOTE 5 - PLANT AND EQUIPMENT, NET

                                                                   September 30,
                                                                       2004
                                                                     --------

Furniture and fixtures                                               $  5,864
Computer and office equipment                                          27,065
Motor vehicles                                                         36,217
                                                                     --------

                                                                       69,146
Less: Accumulated depreciation                                         (3,397)
                                                                     --------

                                                                     $ 65,749
                                                                     --------
                                                                     --------

NOTE 6 - PROMISSORY NOTE PAYABLE

The amount is unsecured and bears interest at a rate of 5% per annum. The promissory note will be repayable on December 31, 2004.

NOTE 7 - VENTURE DEPOSITS

SHSY has entered into co-operation agreements with two venturers to jointly carry out the Suzhou Property Underwriting Project mentioned in Note 3 above. According to the co-operation agreements, SHSY and the venturers are entitled to share 65% and 35% of the net results of the Suzhou Property Underwriting Project respectively. Venture deposits have been received from the venturers and will not be repayable until the completion of the Suzhou Property Underwriting Project in November 2005.

NOTE 8 - RELATED PARTY

A related party is an entity that can control or significantly influence the management or operating policies of another entity to the extent one of the entities may be prevented from pursuing its own interests. A related party may also be any party the entity deals with that can exercise that control.

Amount due to director

The Company, from time to time, receives from and repays to the director. The amount due to director does not bear any interest, unsecured, and does not have clearly defined terms of repayment.

                          LIN RAY YANG Enterprise Ltd.

                 Consolidated Statement of Stockholders' Equity

(Expressed in US Dollars)


NOTE 9 - INCOME TAX

Enterprise Income Tax ("EIT") in the PRC is generally charged at 33% of the assessable profit. According to the relevant PRC tax rules and regulations, SHSY which is a company registered in Shanghai Pudong Development Zone is entitled to an EIT rate of 15%.

The provision for income tax consists of:

                                                                Nine Months
                                                                   Ended
                                                                September 30,
                                                                    2004
                                                                 -----------

Current PRC corporate income tax                                  $     --
Deferred tax                                                            --
                                                                 -----------

Provision for income tax                                          $     --
                                                                 -----------
                                                                 -----------

Reconciliation between the statutory EIT rate and the effective tax rate for operation of the period is as follows:

                                                                 Nine Months
                                                                   Ended
                                                                September 30,
                                                                    2004
                                                                 -----------

EIT statutory rate                                                    (33.0%)
Tax concessions                                                        18.0%
Permanent difference                                                    1.2%
Increase in valuation allowances                                       13.8%
                                                                 -----------
Effective EIT rate                                                      0.0%
                                                                 -----------
                                                                 -----------

The component of deferred tax asset is as follows:

                                                                September 30,
                                                                    2004
                                                                 -----------
Net operating loss carried forwards                              $    89,458
Less: Valuation allowances                                           (89,458)
                                                                 -----------

                                                                 $      --
                                                                 -----------
                                                                 -----------

                          LIN RAY YANG Enterprise Ltd.

                 Consolidated Statement of Stockholders' Equity

(Expressed in US Dollars)

NOTE 10 - COMMITMENTS AND CONTINGENCIES

Property Underwriting Commitment

As of September 30, 2004, the Company had commitment under the Property Underwriting Agreement mentioned in Note 3 above as follows:

                                                                   September 30,
                                                                        2004
                                                                 ---------------

Property underwriting commitment                                 $    49,506,555
                                                                 ---------------
                                                                 ---------------

The management of the Company believes that all the properties will be sold within the underwriting period.


Operating Lease Commitment

During the period ended September 30, 2004, the Company incurred lease expenses amounting to $60,925. As of September 30, 2004, the Company had commitments under operating leases, requiring annual minimum rentals as follows:



                                                                 September 30,
                                                                      2004
                                                                  -----------

October 1, 2004 to September 30, 2005                             $  110,841
October 1, 2005 to September 30, 2006                                 46,065
                                                                  -----------

                                                                  $  156,906
                                                                 ------------
                                                                 ------------


NOTE 11 - SUBSEQUENT EVENTS

On August 31, 2004, the Company and Lin Chi-Jung, an individual and agent for beneficial shareholders of the Company, i.e. Ace Develop, Planet and Systems; and Sunrise Real Estate Development Group, Inc. ("SRRE"), a company listed and incorporated in the United States of America, entered in an exchange agreement that SRRE issue 10,000,000 shares of common stock to the beneficial shareholders, or their designees, in exchange for all outstanding capital stock of the Company. The transaction was closed on October 5, 2004. Lin Chi-Jung is the director of the Company and the principal and controlling shareholder of Ace Develop, the Chairman of the Board of Directors of SRRE. Regarding the 10,000,000 shares of common stock of SRRE issued in this transaction, 8,500,000 shares were issued to Ace Develop, 750,000 shares were issued to Planet and 750,000 shares were issued to Systems.

On November 18, 2004, the Company entered into sales and purchase agreements to acquire two floors of the Suzhou Property Underwriting Project mentioned in Note 3 above at a total consideration of $2.96 million. A 5-year mortgage loan of $1.48 million has been borrowed from a bank to pay for the down payment in December 2004. The remaining balance of $1.48 million will be payable in November 2005. In accordance with the sales and purchase agreements, the properties under development will be completed on or before March 31, 2006.

                   Sunrise Real Estate Development Group, Inc.

         Unaudited Pro-forma Condensed Consolidated Financial Statements
  For the Nine Months Ended September 30, 2004 and Year Ended December 31, 2003

    Index to Unaudited Pro-forma Condensed Consolidated Financial Statements





                                                                          Pages


Unaudited Pro-forma Condensed Consolidated Balance Sheet                    1

Unaudited Pro-forma Condensed Consolidated Statement of Operations
  - Nine Months Ended September 30, 2004                                    2
  - Year Ended December 31, 2003                                            3

Notes to Unaudited Pro-forma Condensed Consolidated Financial Statements    4




                   Sunrise Real Estate Development Group, Inc.

            Unaudited Pro-forma Condensed Consolidated Balance Sheet
                            As of September 30, 2004

(Expressed in US Dollars)

                                                        HISTORICAL                             PRO-FORMA
                                       ----------------------------------------  -----------------------------------
                                          LRY           CY-SRRE         SRRE         Adjustments          Total
                                       ----------------------------------------  ------------------- ---------------

ASSETS

Current assets
  Cash and cash equivalents            $   847,320    $   281,944   $   118,797         $      --          $ 1,248,061
  Accounts receivable                         --        1,786,046          --                  --            1,786,046
  Promissory deposits                    2,416,451        368,508          --                  --            2,784,959
  Other receivables, deposits
        and prepayments                     20,253        571,385          --                  --              591,638
  Amount due from director                    --          191,638          --                  --              191,638
  Amount due from related party               --          135,326          --                  --              135,326
                                       -----------    -----------   -----------         -----------        -----------

  Total current assets                   3,284,024      3,334,847       118,797                --            6,737,668

Plant and equipment, net                    65,749        421,382          --                  --              487,131
                                       -----------    -----------   -----------         -----------        -----------

Total assets                           $ 3,349,773    $ 3,756,229   $   118,797         $      --          $ 7,224,799
                                       -----------    -----------   -----------         -----------        -----------
                                       -----------    -----------   -----------         -----------        -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable                     $      --      $    72,022   $    14,055         $      --          $    86,077
  Promissory note payable                1,000,000           --            --                  --            1,000,000
  Venture deposits                         857,840           --            --                  --              857,840
  Other payables and
    accrued expenses                        68,844        347,476          --                  --              416,320
  Amounts due to directors                  72,147           --           4,532                --               76,679
  Other tax payable                           --           89,911          --                  --               89,911
  Income tax payable                          --          285,040          --                  --              285,040
                                       -----------    -----------   -----------         -----------        -----------

  Total current liabilities              1,998,831        794,449        18,587                --            2,811,867
                                       -----------    -----------   -----------         -----------        -----------

Commitments and contingencies                 --             --            --                  --                 --
                                       -----------    -----------   -----------         -----------        -----------

Minority interest                             --             --            --                  --                 --

Stockholders' equity
  Common stock                           2,000,000        350,000        66,366    (A)   (2,200,000)           216,366
  Statutory reserve                           --          211,008          --                  --              211,008
  Additional paid-in capital                  --             --       5,158,185    (A)(B)(2,924,341)         2,233,844
  Retained earnings/
  (Accumulated losses)                    (649,058)     2,400,772    (5,124,341)   (B)    5,124,341          1,751,714
                                       -----------    -----------   -----------         -----------        -----------

  Total stockholders' equity             1,350,942      2,961,780       100,210                --           4,412,932
                                       -----------    -----------   -----------         -----------        -----------

Total liabilities and
  stockholders' equity                 $ 3,349,773    $ 3,756,229   $   118,797        $       --          $ 7,224,799
                                       -----------    -----------   -----------         -----------        -----------
                                       -----------    -----------   -----------         -----------        -----------





                   Sunrise Real Estate Development Group, Inc.

       Unaudited Pro-forma Condensed Consolidated Statement of Operations
                      Nine Months Ended September 30, 2004


(Expressed in US Dollars)



                                                          HISTORICAL                         PRO-FORMA
                                         -----------------------------------------    -------------------------
                                               LRY         CY-SRRE         SRRE       Adjustments     Total
                                         -----------------------------------------    ------------ ------------



Net revenue                              $      --      $ 6,104,804    $      --                    $ 6,104,804

Cost of revenue                                 --       (2,319,358)          --                     (2,319,358)
                                         -----------    -----------    -----------                  -----------

Gross profit                                    --        3,785,446           --                      3,785,446

Operating expenses                          (312,681)      (770,452)          --                     (1,083,133)

General and administrative expenses         (315,325)      (784,426)       (64,790)                  (1,164,541)
                                         -----------    -----------    -----------                  -----------

Operating profit/(loss)                     (628,006)     2,230,568        (64,790)                   1,537,772

Interest income                                3,948          6,980           --                         10,928

Other income, net                               --           50,508           --                         50,508

Finance expenses                             (25,000)          --             --                        (25,000)
                                         -----------    -----------    -----------                  -----------

Profit/(loss) before income tax
  and minority interest                     (649,058)     2,288,056        (64,790)                   1,574,208

Income tax                                      --         (329,756)          --                       (329,756)
                                         -----------    -----------    -----------                  -----------

Profit/(loss) before minority interest      (649,058)     1,958,300        (64,790)                   1,244,452

Minority interest                               --           12,083           --                         12,083
                                         -----------    -----------    -----------                  -----------

Net profit/(loss)                        $  (649,058)   $ 1,970,383    $   (64,790)                 $ 1,256,535
                                         -----------    -----------    -----------                  -----------
                                         -----------    -----------    -----------                  -----------

Profit/(loss) per share                                                      (0.01)                        0.06
                                                                       -----------                  -----------
                                                                       -----------                  -----------

Weighted average common shares
  outstanding                                                            6,632,241     15,000,000    21,632,241
                                                                       -----------    -----------    ----------
                                                                       -----------    -----------    ----------



                   Sunrise Real Estate Development Group, Inc.

       Unaudited Pro-forma Condensed Consolidated Statement of Operations
                          Year Ended December 31, 2003


(Expressed in US Dollars)



                                                    HISTORICAL                           PRO-FORMA
                                      ---------------------------------------   -----------------------------
                                          LRY        CY-SRRE        SRRE        Adjustments         Total
                                      ---------------------------------------   --------------    -----------



Net revenue                           $     --     $ 5,297,422    $      --                       $ 5,297,422

Cost of revenue                             --      (2,331,320)          --                        (2,331,320)
                                      ----------   -----------    -----------                     -----------

Gross profit                                --       2,966,102           --                         2,966,102

Operating expenses                          --        (755,313)          --                          (755,313)

General and administrative expenses         --        (709,988)        (7,049)                       (717,037)
                                      ----------   -----------    -----------                     -----------

Operating profit/(loss)                     --       1,500,801         (7,049)                      1,493,752

Interest income                             --           2,859           --                             2,859

Other income, net                           --          12,393           --                            12,393
                                      ----------   -----------    -----------                     -----------

Profit/(loss) before income tax             --       1,516,053         (7,049)                      1,509,004

Provision for income tax                    --        (239,138)          --                          (239,138)
                                      ----------   -----------    -----------                     -----------

Net profit/(loss)                     $     --     $ 1,276,915    $    (7,049)                    $ 1,269,866
                                      ----------   -----------    -----------                     -----------
                                      ----------   -----------    -----------                     -----------

Profit/(loss) per share                                                 (0.05)                           0.08
                                                                  -----------                     -----------
                                                                  -----------                     -----------

Weighted average common shares
  outstanding                                                        142,767       15,000,000      15,142,767
                                                                  -----------     -----------     -----------

                   Sunrise Real Estate Development Group, Inc.

    Notes to Unaudited Pro-forma Condensed Consolidated Financial Statements



Pro-forma financial positions as of September 30, 2004 are presented as if Sunrise Real Estate Development Group, Inc. ("SRRE"), Sunrise Real Estate Development Group, Inc. (the Cayman Islands) ("CY-SRRE") and LIN RAY YANG Enterprise Ltd. ("LRY") were combined at September 30, 2004.



Pro-forma operating results are presented as if SRRE, CY-SRRE and LRY were combined at January 1, 2003.



SRRE will issue 15,000,000 shares of stock for all outstanding shares of CY-SRRE and LRY. As a result of the acquisition, the former shareholders of CY-SRRE and LRY will hold a majority interest in the combined entity. Generally accepted accounting principles require in certain circumstances that a company whose shareholders retain the majority voting interest in the combined business to be treated as the acquirer for financial reporting purposes. Accordingly, the acquisition will be accounted for as a "reverse acquisition" arrangement whereby CY-SRRE and LRY are deemed to have purchased SRRE. However, SRRE remains the legal entity and the Registrant for Security and Exchange Commission reporting purposes.



The following adjustments have been made in the pro-forma financial statements to reflect the recapitalization of CY-SRRE and LRY.


          (A) To reflect the issuance of SRRE's common stock as consideration for the acquisition and to adjust the value of the common stock to the par value of SRRE.

          (B) As the acquisition will be accounted for as a "reverse acquisition" arrangement, the retained earnings of the combined entity will be the aggregate of the retained earnings/(accumulated losses) of CY-SRRE and LRY. Adjustment has been made to adjust the additional paid-in capital to eliminate the accumulated losses of SRRE.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Sunrise Real Estate Development Group, Inc.
(Registrant)


     Date:  March 30, 2005

                                                     By: /s/ Lin, Chi-Jung
                                                         -----------------------
                                                         Lin, Chi-Jung
                                                         President and
                                                         Chief Executive Officer